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                                                                    EXHIBIT 10.6





                        MERCANTILE BANK OF WEST MICHIGAN
                           DEFERRED COMPENSATION PLAN
                      FOR MEMBERS OF THE BOARD OF DIRECTORS
\

                                    SECTION I

                                     PURPOSE



                  The purpose of the Mercantile Bank of West Michigan Deferred Compensation Plan for members of the Board of Directors (the "Plan") is to enable each Director of Mercantile Bank of West Michigan (the "Company") to defer all or a portion of his or her cash fees for future services as a member of the Board of Directors, or as a member of any committee thereof. The Plan is intended to be unfunded for tax purposes and an unfunded arrangement for Directors not acting as employees for purpose of Title I of ERISA.


                                   SECTION II
                                   ELIGIBILITY


                  Any Director of the Company who is not an employee of the Company, or a subsidiary thereof, shall be eligible to participate in the Plan.


                                   SECTION III
               ELECTION, MODIFICATION, AND TERMINATION PROCEDURES


                  Any Director wishing to participate in the Plan must file with the Secretary of the Company either (i) within thirty (30) days from the effective date of this Plan, or (ii) on or before December 31 of any calendar year, or (iii) within thirty (30) days after first becoming eligible to participate in the Plan, a written Notice of Election in the form attached as Exhibit A to defer payment of his Director's fees which are payable in cash. The election shall be effective in the case of (i) and (iii) above on the first day of the month following the month of receipt by the Secretary of the Notice of Election and effective in the case of (ii) above on the January 1st following receipt by the Secretary of the Company of the Notice of Election. An effective election with respect to Director's fees that have been deferred under the terms of the Plan may not be revoked and shall remain in effect until the election is terminated by the Director or the Director is no longer eligible to participate in the Plan. An effective election may be terminated by filing a Notice of Termination in the form attached as Exhibit B prior to December 31 of a year and shall be effective for fees that will be earned during subsequent calendar years. A Director who shall have terminated an effective election may thereafter file a new election covering a subsequent calendar year, all subject to the provision in such a case that an effective election to defer must be filed by December 31 of the year preceding the year in which the deferred fees are to be earned.

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                                   SECTION IV
                       ESTABLISHMENT AND ADMINISTRATION OF
                         DEFERRED DIRECTORS' FEE ACCOUNT


                  The amount of any Directors' fees deferred in accordance with an election shall be credited to a deferred Directors' fee account maintained by the Company and such account shall remain a part of the general funds of the Company. Nothing contained in the Plan shall be deemed to create a trust or fund of any kind or create any fiduciary relationship, and the Director shall have the status of a general unsecured creditor of the Company and the Plan constitutes a mere promise of the Company to make payments in the future to the Director or to his designated beneficiary.

                  As of the last day of each calendar quarter the deferred fee account of each Director who has filed an effective deferral election shall be adjusted as follows:

                  (1) The account balance shall be credited as of the last day of each quarter with an amount equivalent to interest for that quarter. Such amount shall be computed by multiplying the account balance at the beginning of the quarter by a fraction, the numerator of which is a rate equal to 80% of the prime rate generally prevailing in the State of Michigan on the first day of the quarter, and the denominator of which is 4.

                  (2) Next, the account shall be credited with the amount, if any, of Directors' fees deferred during that quarter. A separate record of deferred Directors' fees and applicable interest shall be maintained by the Company for each participant in the Plan. The computations of the Company with respect to the amount equivalent to interest shall be conclusive and binding.


                                    SECTION V
                       PAYMENT OF DEFERRED DIRECTORS' FEES


                  Deferred Directors' fees shall be paid to a Director or, in the event of his death, to his designated beneficiary in accordance with the Notice of Election and Beneficiary Designation forms that have been filed with the Secretary of the Company. If a Director elects to receive payment of his deferred fees in installments rather than in a lump sum, the payment period shall not exceed ten years following the payment commencement date. The amounts of any installment payment shall be determined by multiplying the balance of the Director's unpaid deferred fees and applicable amounts equivalent to interest on the date of such installment by a fraction, the numerator of which is one and the denominator of which is the number of remaining unpaid installments. Such balance shall be appropriately reduced to reflect the installment payments made hereunder.


                                   SECTION VI
               WHEN PAYMENT OF DEFERRED DIRECTORS' FEES COMMENCES


                  The payment in a lump sum or installments of amounts deferred pursuant to an election under the Plan shall commence at the time the participant ceases to be a Director, and shall be paid in accordance with the terms of such election. Installment payments shall be made either annually or quarter-annually as the Director has elected.



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                                   SECTION VII
                           DESIGNATION OF BENEFICIARY


                  Each Director on becoming a participant shall file with the Secretary of the Company a beneficiary designation in the form attached as Exhibit C designating one or more beneficiaries to whom amounts otherwise due the participant shall be made in the event of his death while serving as a Director or after leaving the Board. A beneficiary designation will be effective only if the signed beneficiary designation form is filed with the Secretary of the Company while the Director is alive, and will cancel all beneficiary designations signed and filed previously. If the primary beneficiary shall survive the Director but dies before receiving all the amounts due hereunder, the deferred amounts remaining unpaid at the time of death shall be paid in one lump sum to the legal representative of the primary beneficiary's estate. If the primary beneficiary shall predecease the Director, amounts remaining unpaid at the time of the Director's death shall be paid in the order specified by the Director, on the effective beneficiary designation form filed by the Director, to the contingent beneficiary(s) surviving the Director. If the contingent beneficiary(s) dies before receiving all the amounts due hereunder the unpaid amount shall be paid in one lump sum to the legal representative of such contingent beneficiary(s) estate. If the Director shall fail to designate a beneficiary(s) as provided in this Section, or if all designated beneficiaries shall predecease the Director, the amounts remaining unpaid at the time of such Director's death shall be paid in one lump sum to the legal representative of the Director's estate.


                                  SECTION VIII
                           NON-ALIENATION OF BENEFITS


                  Neither the Director nor any beneficiary designated by him shall have any right, directly or indirectly, to alienate, sell, transfer, assign, pledge or encumber any amount that is or may be payable under the Plan and any such amount shall not be subject to attachment or garnishment by creditors of the Director.


                                   SECTION IX
                             ADMINISTRATION OF PLAN


                  Full power and authority to construe, interpret, and administer the Plan shall be vested in the Board of Directors of the Company. Decisions of the Board shall be final, conclusive, and binding upon all parties.


                                    SECTION X
                        AMENDMENT OR TERMINATION OF PLAN


                  The Board of Directors may amend or terminate the Plan at any time. Any amendment or termination of the Plan shall not affect the rights of participants or beneficiaries to the amounts in the Directors' deferred fee account at the time of such amendment or termination.


                                   SECTION XI
                                 APPLICABLE LAW


                  The provisions of the Plan shall be interpreted and construed in accordance with the laws of the State of Michigan.



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                                   SECTION XII
                             EFFECTIVE DATE OF PLAN


                  This Plan shall become operative and in effect on the date the Plan is approved by the Board of Directors of the Company.



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                                    EXHIBIT A


                               NOTICE OF ELECTION
                           DEFERRED COMPENSATION PLAN

Board of Directors
Mercantile Bank of West Michigan

         Re:      Deferred Compensation Plan (the "Plan")

         Pursuant to provisions of the Plan, I hereby elect to have the indicated portion of the cash fees payable to me by the Mercantile Bank of West Michigan (the "Company") for future services as a member of the Board of Directors deferred. It is understood and agreed that (i) for 1999, the election will be effective on the first day of the month following receipt by the Secretary of the Company of this Notice of Election, provided that the Secretary receives this Notice of Election within thirty (30) days from the effective date of the Plan; (ii) for subsequent years, this election shall be effective on the next following January 1; and (iii) for newly eligible Directors, the election will be effective on the first day of the month following receipt by the Secretary of this Notice of Election so long as such notice is delivered within 30 days of the date the individual first becomes eligible to participate in the Plan. This election shall continue in effect for subsequent years unless I change or revoke it. Any change or revocation shall be effective on the next following January 1.



Year to Which Election Applies:                      19
                                                       ----

Percentage of Cash Fees Deferred:                               %
                                                      ----------


Date:                               Signature:
     ---------------------                    ---------------------------------



                                              ---------------------------------
                                                         (print name)





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                                    EXHIBIT B

                              NOTICE OF TERMINATION

Board of Directors
Mercantile Bank of West Michigan

         Re:  Deferred Compensation Plan (the "Plan")

         Pursuant to provisions of the Plan, I hereby elect to terminate my election to defer cash fees paid to me for service as a director of Mercantile Bank of West Michigan, effective as of the date as of which this Notice of Termination is signed.



Date:                                    Signature:
    --------------------------                     ----------------------------


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                                    EXHIBIT C


                             BENEFICIARY DESIGNATION
                           DEFERRED COMPENSATION PLAN

         In the event of my death, I hereby designate
                                                     --------------------------
                                                     (print name of beneficiary)


whose relationship to me is
                           ----------------------------------------------------

and whose address is
                    -----------------------------------------------------------

                    -----------------------------------------------------------

and whose Social Security Number is                                          as
                                   -----------------------------------------,
the beneficiary to whom I direct the Board of Directors of Mercantile Bank of West Michigan (the "Company") to pay any amounts otherwise due to me under the Plan.

      In the event the foregoing beneficiary is not living at the time of my death, I hereby designate
                                  ---------------------------------------------
                                          (print name of beneficiary)

whose relationship to me is
                           ----------------------------------------------------

and whose address is
                    -----------------------------------------------------------

                    -----------------------------------------------------------

and whose Social Security Number is                                         , as
                                   -----------------------------------------
the contingent beneficiary to whom I direct the Board of Directors of the Company to pay any amounts otherwise due to me under the Plan.

      I understand that, should both my designated beneficiary and my contingent beneficiary predecease me, the amount which otherwise would have been payable to such designated beneficiary or contingent beneficiary shall be payable to my estate.

      I hereby authorize the Board of Directors of the Company to make payment to the beneficiary or beneficiaries in accordance with the above designations and agree on behalf of myself and my heirs that payment so made shall be a complete discharge of any claim that I or my heirs may have and shall constitute a release of the Company from any further obligation under the Plan.

      I hereby revoke any and all prior beneficiary designations in connection with the Plan and I reserve the right to revoke or change at any time the designations made above.

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Date                                        Name  (print)

-------------------------                   -------------------------------
Signature of Witness                                Signature